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Exhibit 10.3

UNI-PIXEL DISPLAY, INC.
LOCK-UP AGREEMENT

September 28, 2004

Uni-Pixel Display, Inc.
8040 Airport Road, Suite T
Georgetown, TX 78628-3702
512-868-6609

Gentlemen:

        Uni-Pixel Displays, Inc., a Texas corporation (the "Company"), has advised me that it is seeking to raise a minimum of $3.5 million through a private equity offering of shares of common stock or Series A Preferred Stock (the "Shares") of the parent company surviving after a merger of the Company with a public shell company or one of its subsidiaries (the "Merger"). The Shares (either common stock or preferred stock) being offered will be sold in a private offering through Fordham Financial Management, Inc., as placement agent (the "Managing Dealer"), on a "best efforts basis" solely to "accredited investors" as such term is defined under Rule 501 (a) of Regulation D, promulgated under the Securities Act of 1933, as amended. The initial closing of the private offering of the Shares will occur on the date the Company consummates the sale of the Shares generating a minimum of $3.5 million in gross proceeds to the Company and/or the public shell company on terms and conditions acceptable to the Company (the "Initial Closing"). "Common Stock" as used herein shall mean all shares I own of common stock of the Company, including all shares of stock I received in the Merger in exchange for my shares of common stock of the Company (the "Merger Shares").

        In order to induce the Managing Dealer to sell the Shares, I hereby agree as follows:

  1.
  For a period of eighteen (18) months from the Initial Closing, except as set forth below, I will not sell, assign, offer to sell or assign, contract to sell or assign, sell any option, warrant or contract for the sale or assignment or purchase of, lend, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of, or otherwise dispose of (collectively, "Transfer"), any of my shares of Common Stock, without the written approval of the Managing Dealer.

  2.
  If the Initial Closing does not occur by 5:00 p.m. Austin time on January 30, 2005, this Lock-Up Agreement shall automatically terminate and become VOID and of no further force or effect.

  3.
  The Managing Dealer may release this or any other lock-up agreement in whole or in part in the Managing Dealer's sole discretion.

  4.
  I acknowledge that the Managing Dealer may require stock transfer legends be placed on the certificates for my shares of Common Stock or the imposition of stop transfer orders with the transfer agent for the Common Stock to enforce the provisions of this Lock-Up Agreement.

        Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit the Transfer of my shares of Common Stock (i) as a bona fide gift, provided the recipient thereof agrees in writing to be bound by the terms hereof or (ii) as a distribution to my immediate family members, partners, retired partners or the estates of such partners or retired partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms hereof.

Very truly yours,

(Signature) (Date)

(Print Name)

(Number of shares of Common Stock)

UNI-PIXEL DISPLAY, INC.
LOCK-UP AGREEMENT

September 28, 2004

Uni-Pixel Display, Inc.
8040 Airport Road, Suite T
Georgetown, TX 78628-3702
512-868-6609

Gentlemen:

        Uni-Pixel Displays, Inc., a Texas corporation (the "Company"), has advised me that it is seeking to raise a minimum of $3.5 million through a private equity offering of shares of common stock or Series A Preferred Stock (the "Shares") of the parent company surviving after a merger of the Company with a public shell company or one of its subsidiaries (the "Merger"). The Shares (either common stock or preferred stock) being offered will be sold in a private offering through Fordham Financial Management, Inc., as placement agent (the "Managing Dealer"), on a "best efforts basis" solely to "accredited investors" as such term is defined under Rule 501 (a) of Regulation D, promulgated under the Securities Act of 1933, as amended. The initial closing of the private offering of the Shares will occur on the date the Company consummates the sale of the Shares generating a minimum of $3.5 million in gross proceeds to the Company and/or the public shell company on terms and conditions acceptable to the Company (the "Initial Closing"). "Common Stock" as used herein shall mean all shares I own of common stock of the Company, including all shares of stock I received in the Merger in exchange for my shares of common stock of the Company (the "Merger Shares").

        In order to induce the Managing Dealer to sell the Shares, I hereby agree as follows:

  1.
  For a period of two (2) years from the Initial Closing, except as set forth below, I will not sell, assign, offer to sell or assign, contract to sell or assign, sell any option, warrant or contract for the sale or assignment or purchase of, lend, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of, or otherwise dispose of (collectively, "Transfer"), any of my shares of Common Stock, without the written approval of the Managing Dealer.

  2.
  If the Initial Closing does not occur by 5:00 p.m. Austin time on January 0, 2005, this Lock-Up Agreement shall automatically terminate and become VOID and of no further force or effect.

  3.
  The Managing Dealer may release this or any other lock-up agreement in whole or in part in the Managing Dealer's sole discretion.

  4.
  I acknowledge that the Managing Dealer may require stock transfer legends be placed on the certificates for my shares of Common Stock or the imposition of stop transfer orders with the transfer agent for the Common Stock to enforce the provisions of this Lock-Up Agreement.

        Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit the Transfer of my shares of Common Stock (i) as a bona fide gift, provided the recipient thereof agrees in writing to be bound by the terms hereof or (ii) as a distribution to my immediate family members, partners, retired partners or the estates of such partners or retired partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms hereof.

Very truly yours,

(Signature) (Date)

(Print Name)

(Number of shares of Common Stock)

UNI-PIXEL DISPLAY, INC.
LOCK-UP AGREEMENT

September 28, 2004

Uni-Pixel Display, Inc.
8040 Airport Road, Suite T
Georgetown, TX 78628-3702
512-868-6609

Gentlemen:

        Uni-Pixel Displays, Inc., a Texas corporation (the "Company"), has advised me that it is seeking to raise a minimum of $3.5 million through a private equity offering of shares of common stock or Series A Preferred Stock (the "Shares") of the parent company surviving after a merger of the Company with a public shell company or one of its subsidiaries (the "Merger"). The Shares (either common stock or preferred stock) being offered will be sold in a private offering through Fordham Financial Management, Inc., as placement agent (the "Managing Dealer"), on a "best efforts basis" solely to "accredited investors" as such term is defined under Rule 501 (a) of Regulation D, promulgated under the Securities Act of 1933, as amended. The initial closing of the private offering of the Shares will occur on the date the Company consummates the sale of the Shares generating a minimum of $3.5 million in gross proceeds to the Company and/or the public shell company on terms and conditions acceptable to the Company (the "Initial Closing"). "Common Stock" as used herein shall mean all shares I own of common stock of the Company, including all shares of stock I received in the Merger in exchange for my shares of common stock of the Company (the "Merger Shares").

        In order to induce the Managing Dealer to sell the Shares, I hereby agree as follows:

  1.
  For a period of three (3) years from the Initial Closing, except as set forth below, I will not sell, assign, offer to sell or assign, contract to sell or assign, sell any option, warrant or contract for the sale or assignment or purchase of, lend, enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of, or otherwise dispose of (collectively, "Transfer"), any of my shares of Common Stock, without the written approval of the Managing Dealer.

  2.
  If the Initial Closing does not occur by 5:00 p.m. Austin time on January 30, 2005, this Lock-Up Agreement shall automatically terminate and become VOID and of no further force or effect.

  3.
  The Managing Dealer may release this or any other lock-up agreement in whole or in part in the Managing Dealer's sole discretion.

  4.
  I acknowledge that the Managing Dealer may require stock transfer legends be placed on the certificates for my shares of Common Stock or the imposition of stop transfer orders with the transfer agent for the Common Stock to enforce the provisions of this Lock-Up Agreement.

        Notwithstanding the foregoing, nothing contained herein will be deemed to restrict or prohibit the Transfer of my shares of Common Stock (i) as a bona fide gift, provided the recipient thereof agrees in writing to be bound by the terms hereof or (ii) as a distribution to my immediate family members, partners, retired partners or the estates of such partners or retired partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms hereof.

Very truly yours,

(Signature) (Date)

(Print Name)

(Number of shares of Common Stock)

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UNI-PIXEL DISPLAY, INC. LOCK-UP AGREEMENT